EXHIBIT 32.1
                                  CERTIFICATION

                       Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with this annual report on Form 10-KSB of Volunteer Bancorp, Inc., I, Reed D. Matney, Chief Executive Officer and President of Volunteer Bancorp, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Volunteer Bancorp.Inc.


Date:  March 29, 2004                      /s/ Reed D. Matney
                                           -------------------------------------
                                           Reed D. Matney
                                           Chief Executive Officer and President